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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)       AUGUST 13, 1998
                                                --------------------------------

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its Charter)


                                       DELAWARE
--------------------------------------------------------------------------------
                    (State of other jurisdiction of incorporation)


0-16753                                      58-1722085
-----------------------------------          -----------------------------------
Commission File No.                          I.R.S. Employer Identification



130 CEDAR STREET, NEW YORK, NY               10006
-----------------------------------          -----------------------------------
Address of principal                         Zip Code
executive offices


(212) 306-6100
-----------------------------------
Registrant's telephone number,
including area code


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5.   OTHER EVENTS

     The Registrant (the "Company"), on August 13, 1998, entered into an amendment of its credit facility with MTB Bank ("Bank"), wherein the Bank agreed to extend an additional $1,000,000 of credit to the Company, based upon the Bank obtaining a Uniform Commercial Code lien on all of the assets, both tangible and intangible, of the Company's wholly-owned Subsidiary Halcon Acquisition Corp. ("Halcon"). Halcon purchased 100% of the issued and outstanding Common Stock of KRL Litho, Inc. d/b/a The Skillcraft Group ("Skillcraft"). The Company incorporates, by reference, its Form 8-K Report dated July 24, 1998, wherein it reported the Skillcraft purchase transaction. levels.

     The company entered into an Amendment to the Security Agreement, Loan Agreement and other related documentation with the Bank, in order to secure the additional credit line from the Bank.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
          August 31, 1998

                                   INFORMATION MANAGEMENT
                                   TECHNOLOGIES CORPORATION
                                   -----------------------------------
                                   (Registrant)


                                   /s/ Joseph Gitto
                                   -----------------------------------
                                   JOSEPH GITTO
                                   President
                                   and Chief Financial Officer